UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE
 SECURITIES EXCHANGE ACT OF 1934

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☐          Preliminary Information Statement

☐          Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒          Definitive Information Statement

NEW YORK GLOBAL INNOVATIONS INC.
(Name of registrant as specified in its charter)

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☐	Fee computed on the table below per Exchange Act Rules 14c-5(g) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

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	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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NEW YORK GLOBAL INNOVATIONS INC.
 18 East 16th Street, Suite 307
New York, NY 10003

NOTICE TO ALL STOCKHOLDERS OF ACTION BY WRITTEN CONSENT

To Our Stockholders:

On November 2, 2016, the Board of Directors  of New York Global Innovations Inc., a Delaware corporation (the “Company”), approved  (i) an amendment to its Certificate of Incorporation to decrease the Company’s authorized Common Stock from 75,000,000 shares, with a par value of $0.01 per share, to 51,000,000 shares with a par value of $0.01 per share, as well as reduce the Company’s authorized Preferred Stock from 10,000,000 shares, with a par value of $0.01 per share, to 200,000 shares with a par value of $0.01 per share (the “Amendment”), and (ii) a 1-for-50 reverse stock split of the Company’s issued and outstanding shares of Common Stock, such that each 50 shares of Common Stock held by stockholders of record on or about December 13, 2016 be combined into one share of Common Stock, except to the extent that the actions described herein result in any of the Company’s stockholders holding a fractional share of Common Stock (in which instance, because such stockholder’s number of shares is not evenly divisible by the 50:1 ratio, such stockholder will be automatically entitled to receive an additional fraction of a share of Common Stock to round up to the next whole share) (the “Reverse Stock Split”).  On November 9, 2016, stockholders holding a majority of the Company’s voting power approved the Amendment and the Reverse Stock Split by written consent in lieu of a meeting, in accordance with the Delaware General Corporation Law.

The information statement accompanying this notice has been filed with the Securities and Exchange Commission  and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended to the holders of the Company’s Common Stock to notify Stockholders of the Amendment and the Reverse Stock Split.  Because these actions have been approved by the holders of the required majority of the voting power of our voting stock, no proxies were or are being solicited.  The Amendment and the Reverse Stock Split will not be effected until at least 20 calendar days after the mailing of the information statement accompanying this notice.  The Company will mail this notice and the information statement on or about November 22, 2016.  The Company anticipates that the Amendment and Reverse Stock Split will become effective on or about December 13, 2016, at such time as a certificate of amendment to the Company’s Certificate of Incorporation is filed with the Secretary of State of Delaware.

THE COMPANY IS NOT ASKING YOU FOR A PROXY AND
 YOU ARE REQUESTED NOT TO SEND THE COMPANY A PROXY.

By order of the Board of Directors /s/ Israel Alfassi Israel Alfassi Director

New York, New York
November 22, 2016

NEW YORK GLOBAL INNOVATIONS INC.
 18 East 16th Street, Suite 307
New York, NY 10003

INFORMATION STATEMENT

November 22, 2016

Pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C promulgated thereunder, the notice and this information statement (the “Information Statement”) will be sent or given on or about November 22, 2016, to the stockholders of record as of November 9, 2016 of New York Global Innovations Inc., a Delaware corporation (hereinafter referred to as “we,” “us,” “our”, “NYGI” or the “Company”).  This Information Statement is being circulated to advise our stockholders of actions already approved and taken without a meeting by written consent of the Stockholders who hold a majority of the voting power of our voting stock.

WE ARE NOT ASKING YOU FOR A PROXY
 AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The actions to be effective at least 20 days after the mailing of this Information Statement are as follows:

•
Approval of an amendment to our Certificate of Incorporation to decrease the Company’s authorized Common Stock from 75,000,000 shares, with a par value of $0.01 per share, to 51,000,000 shares with a par value of $0.01 per share (the “Common Stock Amendment”);

•
Approval of an amendment to our Certificate of Incorporation to decrease the Company’s authorized Preferred Stock from 10,000,000 shares, with a par value of $0.01 per share, to 200,000 shares with a par value of $0.01 per share (together with the Common Stock Amendment collectively referred to as the “Amendment”); and

•
Approval of a 1-for-50 reverse stock split of the Company’s issued and outstanding shares of Common Stock, such that each 50 shares of Common Stock held by stockholders of record on or about December 13, 2016 be combined into one share of Common Stock, except to the extent that the actions described herein result in any of the Company’s stockholders holding a fractional share of Common Stock (in which instance, because such stockholder’s number of shares is not evenly divisible by the 50:1 ratio, such stockholder will be automatically entitled to receive an additional fraction of a share of Common Stock to round up to the next whole share) (the “Reverse Stock Split”).

On November 2, 2016, our Board of Directors (the “Board”) unanimously approved the Amendment and Reverse Stock Split. Subsequent to our Board’s approval of the Amendment and Reverse Stock Split, the holders of a majority of the Company’s voting power approved, by written consent, the Amendment and Reverse Stock Split on November 9, 2016.  The consenting stockholders and their respective ownership percentage of the voting stock of the Company, total in the aggregate of more than 50% of the outstanding voting stock, which is the required vote under the Delaware General Corporation Law and our bylaws.  We expect that the Amendment and Reverse Stock Split will be effective on or about December 13, 2016, at such time as a certificate of amendment to the Company’s Certificate of Incorporation is filed with the Secretary of State of Delaware (the “Certificate of Amendment”).

DISSENTERS’ RIGHT OF APPRAISAL

The Delaware General Corporation Law does not provide dissenters’ rights of appraisal to our stockholders in connection with any matter described in this information statement.

RECORD DATE AND VOTING SECURITIES

Only stockholders of record at the close of business on November 9, 2016, the Record Date, are entitled to notice of the information disclosed in this Information Statement.  As of the Record Date, the Company’s authorized capital stock consists of 85,000,000 shares of capital stock, par value $0.01 per share, of which 75,000,000 shares are common stock, par value $0.01 per share and 10,000,000 shares are “blank check” preferred stock, par value $0.01 per share, of which 1,000 are designated as Series A Convertible Preferred Stock (the “Series A Preferred”) and 5,000 are designated as Series B Convertible Preferred Stock (the “Series B Preferred”). As of the Record Date, the Company had 69,589,684 shares of common stock (the “Common Stock”), 453 shares of Series A Preferred and 2,357 Series B Preferred issued and outstanding. Only holders of our Common Stock were entitled to vote on the Amendment and Reverse Stock Split. We expect the Certificate of Amendment to be filed on December 13, 2016.  Holders of our Common Stock are currently, and will continue to be, entitled to one vote per share.

EXPENSES

We will bear the expenses relating to this information statement, including expenses in connection with preparing and mailing this information statement and any documents that now accompany or may in the future supplement it. We contemplate that brokerage houses, custodians, nominees and fiduciaries will forward this information statement to the beneficial owners of our Common Stock held of record by these persons, and we will reimburse them for their reasonable expenses incurred in this process.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’
MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.  THIS INFORMATION
STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING YOU OF THE
 MATTER DESCRIBED HEREIN.

BOARD OF DIRECTORS’ AND STOCKHOLDER APPROVAL

As the Company’s directors, and holders of approximately 50.77% of our voting power, signed written consents in favor of the Amendment and Reverse Stock Split, we are authorized to file the Certificate of Amendment with the Delaware Secretary of State.  The Amendment and Reverse Stock Split will take effect upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, which is expected to occur as soon as reasonably practicable on or after the 20th day following the mailing of this Information Statement to Stockholders, or on or about November 22, 2016.

The information contained in this Information Statement constitutes the only notice we will be providing to stockholders.

DESCRIPTION OF SECURITIES

General

As of the Record Date, the Company’s authorized capital stock consists of 85,000,000 shares of capital stock, par value $0.01 per share, of which 75,000,000 shares are common stock, par value $0.01 per share and 10,000,000 shares are “blank check” preferred stock, par value $0.01 per share, of which 1,000 are designated as Series A Preferred and 5,000 are designated as Series B Preferred. As of the Record Date, the Company had 69,589,684 shares of common stock, 453 shares of Series A Preferred and 2,357 Series B Preferred issued and outstanding.

Description of Common Stock

Number of Authorized and Outstanding Shares.  Pending the effectiveness of the Certificate of Amendment, our Certificate of Incorporation currently authorizes the issuance of 75,000,000 shares of Common Stock, par value $0.01 per share. As of the date hereof, there are 69,589,684 shares of our Common Stock issued and outstanding. All of the outstanding shares of Common Stock are fully paid and non-assessable.  Following the effectiveness of the Reverse Stock Split, we will have 5,116,119 shares of our Common Stock issued and outstanding, which takes into account the automatic conversion of our Series B Preferred Stock.

Voting Rights. The holders of our common stock are entitled to one vote for each share held on all matters submitted to a vote of the stockholders and do not have any cumulative voting rights.

Dividends. Holders of our common stock are entitled to receive proportionally any dividends declared by our board of directors.

Liquidation. In the event of our liquidation or dissolution, holders of our common stock are entitled to share ratably in all assets remaining after payment of all debts and other liabilities.

Rights and Preferences. Holders of our common stock have no preemptive, subscription, redemption or conversion rights.

Preferred Stock

The Company’s Amended Certificate of Incorporation authorizes the issuance of 10,000,000 shares of “Blank Check” Preferred Stock, par value $0.01 per share, subject to any limitations prescribed by law, without further vote or action by the stockholders, to issue from time to time shares of preferred stock in one or more series. Each such series of Preferred Stock shall have such number of shares, designations, preferences, voting powers, qualifications, and special or relative rights or privileges as shall be determined by the Company’s board of directors, which may include, among others, dividend rights, voting rights, liquidation preferences, conversion rights and preemptive rights. There are 1,000 shares of Series A Preferred Stock authorized and 453 of such shares outstanding held by 1 stockholder and 5,000 shares of Series B Preferred Stock authorized and 2,357 of such shares outstanding held by approximately 8 stockholders. Upon the effectiveness of the Reserve Split, all shares of Series B Preferred Stock will be automatically converted into shares of Common Stock.

Series A Preferred Stock

The Series A Certificate of Designation sets forth the rights, preferences and privileges of the Series A Preferred Stock. As provided in the Company’s articles of incorporation. The following is a summary of the rights, privileges and preferences of the Series A Preferred Stock:

Number of Shares. The number of shares of Preferred Stock designated as Series A Preferred Stock will be 1,000.

Conversion: The Series A Preferred Stock shall be convertible at the option of the holder, into common stock by dividing the Stated Value by the Conversion Price. The Stated Price of the Series A Preferred Stock is $1,000 and the Conversion price of the Series A Preferred Stock is $0.0137584106195998, each subject to adjustments for stock dividends, splits, combinations and similar events as described in the form of Series A Certificate of Designation.

Dividends: The Series A Preferred Stock is not entitled to receive any special dividend but shall be entitled to receive dividends as and when paid to the holders of common stock of the Company on an as-converted basis.

Voting Rights: Except as otherwise provided in the Series A Certificate of Designation or as otherwise required by law, the Series A Preferred Stock shall have no voting rights. However, as long as any shares of Series A Preferred Stock are outstanding, the Company shall not, without the affirmative vote of the holders of a majority of the then outstanding shares of Series A Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Preferred Stock or alter or amend the Series A Certificate of Designation, (b) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the holders of Series A Preferred Stock, (c) increase the number of authorized shares of Series A Preferred Stock, or (d) enter into any agreement with respect to any of the foregoing.

Series B Preferred Stock

The Series B Certificate of Designation sets forth the rights, preferences and privileges of the Series B Preferred Stock. As provided in the Company’s articles of incorporation. The following is a summary of the rights, privileges and preferences of the Series B Preferred Stock:

Number of Shares. The number of shares of Preferred Stock designated as Series B Preferred Stock will be 5,000.

Conversion: The Series B Preferred Stock will automatically convert into shares of common stock determined by dividing the Stated Value of such share of Series B Preferred Stock by the Conversion Price automatically on the date of the Company’s implementation of the Approval (such date, the “Conversion Date”). The Stated Price of the Series B Preferred Stock is $1,000 and the Conversion price of the Series B Preferred Stock is $0.0137584106195998, each subject to adjustments for stock dividends, splits, combinations and similar events as described in the form of Series B Certificate of Designations.

Dividends: The Series B Preferred Stock is not entitled to receive any special dividend but shall be entitled to receive dividends as and when paid to the holders of common stock of the Company on an as-converted basis.

Voting Rights: Except as otherwise provided in the Series B Certificate of Designation or as otherwise required by law, the Series B Preferred Stock shall have no voting rights. However, as long as any shares of Series B Preferred Stock are outstanding, the Company shall not, without the affirmative vote of the holders of a majority of the then outstanding shares of Series B Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Preferred Stock or alter or amend the Series B Certificate of Designation, (b) amend its certificate of incorporation or other charter documents in any manner that adversely affects any rights of the holders of Series B Preferred Stock, (c) increase the number of authorized shares of Series B Preferred Stock, or (d) enter into any agreement with respect to any of the foregoing.

Transfer Agent.  Shares of Common Stock are registered at the transfer agent and are transferable at such office by the registered holder (or duly authorized attorney) upon surrender of the Common Stock certificate, properly endorsed, or other evidence satisfactory to the transfer agent with respect to shares not represented by a certificate. No transfer shall be registered unless the Company is satisfied that such transfer will not result in a violation of any applicable federal or state securities laws. Our transfer agent is Pacific Stock Transfer. Their address is 6725 Via Austin Pkwy, Suite 300, Las Vegas, NV 89119. Their website is www.pacificstocktransfer.com.

EFFECTIVE TIME OF ACTIONS APPROVED

The Amendment and Reverse Stock Split will take effect once the Certificate of Amendment it is filed with the Secretary of State of the State of Delaware. We intend to file the Certificate of Amendment with the Secretary of State of the State of Delaware promptly after the 20th day following the date on which this Information Statement is mailed to the Stockholders.

Notwithstanding the foregoing, we must first notify the Financial Industry Regulatory Authority (“FINRA”) of the intended Reverse Stock Split by filing an Issuer Company Related Action Notification Form no later than 10 days prior to the anticipated record date of such action. Our failure to provide such notice may constitute fraud under Section 10 of the Exchange Act. We currently expect to file the Certificate of Amendment on or about December 13, 2016.

ADDITIONAL INFORMATION REGARDING THE REVERSE STOCK SPLIT

General

Our Board approved by unanimous written consent a 1-for-50 reverse stock split of the Company’s issued and outstanding shares of Common Stock, such that each 50 shares of Common Stock held by stockholders of record on or about December 13, 2016 be combined into one share of Common Stock, except to the extent that the actions described herein result in any of the Company’s stockholders holding a fractional share of Common Stock (in which instance, because such stockholder’s number of shares is not evenly divisible by the 50:1 ratio, such stockholder will be automatically entitled to receive an additional fraction of a share of Common Stock to round up to the next whole share). The Company anticipates that the effective date of the Reverse Stock Split will be on or about December 13, 2016.

PLEASE NOTE THAT THE REVERSE STOCK SPLIT WILL NOT CHANGE YOUR PROPORTIONATE EQUITY INTERESTS IN THE COMPANY, EXCEPT AS MAY RESULT FROM THE ISSUANCE OF SHARES PURSUANT TO THE FRACTIONAL SHARES.

Purpose and Effect Of The Reverse Stock Split

The primary reason for the Reverse Stock Split is to decrease the number of shares of the common stock outstanding to enable our Series A Preferred Stock and Series B Preferred Stock holders to convert their respective securities. In addition, the, the Board also believes that the Reverse Stock Split is appropriate in order to reduce the number of shares to a number that the Board believes is more appropriate and conducive to attracting investors. In addition  the Board of Directors believes that an increase in the price of the common stock to a level needed for listing on a national securities exchange will be of benefit to stockholders, although there are no current plans to list the Company’s securities on a national securities exchange. In addition, we currently do not have any additional authorized shares to issue and need additional shares to facilitate potential future capital raises. By effectuating the Reverse Stock Split we will make the float of our common stock more manageable, it will assist us in potentially qualifying for a national listing and it will position us to raise additional capital in the future.

However, the effect of the decrease of outstanding shares of Common Stock of the Company, if any, upon the stock price for our Common Stock cannot be predicted, and the history of similar stock split combinations for companies like the Company is varied.  Further, it cannot be assured that the Company’s stock price per share will rise in proportion to the reduction in the number of shares of Common Stock outstanding as a result of the actions described herein because, among other things, the stock price of the Company’s Common Stock may be based on our performance and other factors.

The principal effect of the decrease of authorized shares of Common Stock of the Company will be the reduction in the number of issued and outstanding shares of Common Stock of the Company from 69,589,684 shares as of November 7, 2016 to approximately 1,391,734 shares (or 5,116,119 issued and outstanding shares of Common Stock inclusive of the automatic conversion of the Series B Preferred Stock).  This will affect all of the Company’s stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company or proportionate voting power, except to the extent that the actions described herein result in any of the Company’s stockholders holding a fractional share of Common Stock. The outstanding Common Stock of the Company will remain fully-paid and non-assessable.  The Reverse Stock Split will not affect any rights, privileges or obligations with respect to the shares of Common Stock existing prior to the Reverse Stock Split.  The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” under Rule 13e-3 of the Exchange Act. We will continue to be subject to the periodic reporting requirements of the Exchange Act.

Certain Risks Associated With Reverse Stock Split

You should recognize that you will own a lesser number of shares of Common Stock than you presently own. While we hope that the Reverse Stock Split will result in an increase in the potential price of our Common Stock, we cannot assure you that the Reverse Stock Split will increase the potential price of our Common Stock by a multiple equal to the inverse of the Reverse Stock Split ratio or result in the permanent increase in any potential stock price (which is dependent upon many factors, including our performance and prospects). Should the price of our Common Stock decline, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a Reverse Stock Split. Furthermore, the possibility exists that potential liquidity in the price of our Common Stock could be adversely affected by the reduced number of shares of Common Stock that would be outstanding after the Reverse Stock Split. In addition, the Reverse Stock Split will increase the number of stockholders of the Company who own odd lots (less than 100 shares).  Stockholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales. As a result, we cannot assure you that the Reverse Stock Split will achieve the desired results that have been outlined above.

Procedure For Effecting Reverse Stock Split And Exchange Of Stock Certificates

We anticipate that the Reverse Stock Split will become effective on or about December 13, 2016, or as soon thereafter as is reasonably practicable (the “Effective Date”). Beginning on the Effective Date, each stock certificate or other evidence representing pre-Reverse Stock Split shares of Common Stock will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares of Common Stock.

Our transfer agent, Pacific Stock Transfer Company, will act as exchange agent (the “Exchange Agent”) for purposes of implementing the exchange of stock certificates. Holders of pre-Reverse Stock Split shares of Common Stock are asked to surrender to the Exchange Agent stock certificates representing pre-Reverse Stock Split shares of Common Stock in exchange for stock certificates (or an electronic book-entry) representing post-Reverse Stock Split shares of Common Stock. No new stock certificates will be issued to a stockholder until such Stockholder has surrendered the outstanding stock certificate(s) held by such stockholder, together with a properly completed and executed letter of transmittal.

Further, prior to filing the Certificate of Amendment and the effectiveness of the Reverse Stock Split, we must first notify FINRA by filing an Issuer Company Related Action Notification Form no later than 10 days prior to our anticipated record date of December 13, 2016 for the Reverse Stock Split. Our failure to provide such notice may constitute fraud under Section 10 of the Exchange Act.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT
SUBMIT ANY CERTIFICATES WITHOUT THE LETTER OF TRANSMITTAL.

Fractional Shares

No fractional shares of Common Stock will be issued as the result of the Reverse Stock Split. Instead, the Company will issue to the stockholders one additional share of Common Stock for each fractional share.

Security Ownership Of Certain Beneficial Owners And Management

The following table sets forth certain information, to the best of our knowledge, as of November 21, 2016  (unless provided herein otherwise), with respect to holdings of our common stock by (1) each person known by us to be the beneficial owner of more than 5% of the total number of shares of our common stock outstanding as of such date; (2) each of our directors; (3) each of our named executive officers, as such officers are described in our most recent Form 10-K and/or 8-K filed with the SEC; and (4) all of our directors and our current executive officers as a group. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Shareholder(1)	Beneficial Ownership		Percent of Class(2)	Beneficial Ownership Fully Diluted Basis(3)		Percent of Class(3)
Israel Alfassi	1,500,000	(4)	2.15%	13,479,062	(5)	5.59%
Chanan Morris	0		0%	0
Gadi Peleg	3,477,778		4.99%	3,477,778		1.44%
Dana Wolf	208,334	(6)	*	1,767,935	(7)	*
Officers and Directors as a group (4 persons)	5,186,112		7.45%	23,293,241		9.66%
Other 5% Holders
Tonak Ltd.	17,047,500	(8)	24.49%	144,026,556	(9)	47.33%
Zavit Holdings Ltd.	2,000,000	(10)	* %	16,897,070	(11)	7.01%
ICTS International N.V. and affiliates	9,915,555	(12)	14.24%	9,915,555		4.11%

* less than 1%

(1)	The address for all officers and directors is 18 East 16th Street, Suite 307, New York, NY.
(2)	Based upon 69,589,684 shares of common stock outstanding as of November 21, 2016.

(3)	Based upon 240,908,874 shares of common stock outstanding assuming the full exercise of our 2,357 shares of Series B Preferred stock issued and outstanding as of November 21, 2016.

(4)	Does not include 153.72 shares of Series B Preferred Stock exercisable into 11,172,802 shares of common stock.

(5)	Includes 153.72 shares of Series B Preferred Stock exercisable into 11,172,802 shares of common stock.

(6)	Represents shares underlying stock options issued to Dr. Wolf on August 23, 2016. Does not include 21.35 shares of Series B Preferred Stock exercisable into 1,551,778 shares of common stock.

(7)	Represents shares underlying stock options issued to Dr. Wolf on August 23, 2016. Includes 21.35 shares of Series B Preferred Stock exercisable into 1,551,778 shares of common stock.

(8)
Consists of 17,047,500 shares of common stock beneficially owned by Tonak Ltd. Mr. Nadav Kidron is the natural person with voting and dispositive power over our securities held by Tonak Ltd. Does not include 1,747.03 shares of Series B Preferred Stock exercisable into 126,979,056 shares of common stock.

(9)
Consists of 17,047,500 shares of common stock beneficially owned by Tonak Ltd. Mr. Nadav Kidron is the natural person with voting and dispositive power over our securities held by Tonak Ltd. Includes 1,747.03 shares of Series B Preferred Stock exercisable into 126,979,056 shares of common stock.

(10)
Consists of 2,000,000 shares of common stock beneficially owned by Zavit Holdings, Ltd. Mr. Amiad Solomon is the natural person with voting and dispositive power over our securities held by Zavit Holdings, Ltd. Does not include 204.96 shares of Series B Preferred Stock exercisable into 14,897,070 shares of common stock.

(11)
Consists of 2,000,000 shares of common stock beneficially owned by Zavit Holdings, Ltd. Mr. Amiad Solomon is the natural person with voting and dispositive power over our securities held by Zavit Holdings, Ltd. Includes 204.96 shares of Series B Preferred Stock exercisable into 14,897,070 shares of common stock.

(12)
Includes 544,118 shares of common stock beneficially owned by ICTS-USA, Inc., a wholly owned subsidiary of ICTS International, N.V.; 3,075,676 shares of common stock beneficially owned by ICTS Information Systems, B.V., a wholly owned subsidiary of ICTS International, N.V.; and 6,295,761 shares of common stock owned by ICTS International N.V. ICTS-USA, Inc.’s, ICTS Information Systems, B.V.’s and ICTS International N.V.’s address is, Walaardt, Screstraat 425-2, 1117 BM Schiphol Oost, Netherlands. This information is based solely on information provided by the Company’s Transfer Agent, Pacific Stock Transfer Company as of August 23, 2016. Based solely on a Schedule 13D filed with the SEC on October 11, 2013, the following are the names and positions of the executive officers and directors of ICTS International, N.V.:  Menachem Atzmon, Chairman, Gordon Hausmann, Director, Philip Getter, Director, Gail Lieberman, Director, David Sass, Director, Ranaan Nir, Managing Director and Ran Langer, Managing Director. Each executive officer and director listed disclaimed beneficial ownership of the shares of common stock beneficially owned by ICTS International, N.V.

ADDITIONAL INFORMATION

We are subject to the disclosure requirements of the Exchange Act, and in accordance therewith, file reports, information statements and other information, including annual and quarterly reports on Form 10-K and 10-Q, respectively, with the SEC. Reports and other information filed by NYGI can be inspected and copied at the public reference facilities maintained by the SEC at 100 F. Street, N.E., Washington DC 20549. Copies of such material can also be obtained upon written request addressed to the SEC, Public Reference Section, 100 F. Street, N.E., Washington DC 20549 at prescribed rates. In addition, the SEC maintains a website (http://www.sec.gov) that contains reports, information statements and other information regarding issuers that file electronically with the SEC through the EDGAR system. You may request a copy of documents filed with or furnished to the SEC by us, at no cost, by writing to New York Global Innovations Inc., 18 East 16th Street, Suite 307, New York, NY 10003. Attn: Chanan Morris, Chief Financial Officer

Our principal executive office is located at  18 East 16th Street, Suite 307, New York, NY 10003.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, the Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered. You may make such a written or oral request by (a) sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which the Company should direct the additional copy of the Information Statement, to the Company at 18 East 16th Street, Suite 307, New York, NY 10003, Attn: Chanan Morris, Chief Financial Officer.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer the Company to mail each Stockholder a separate copy of future mailings, you may mail notification to, or call the Company at, its principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer the Company to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to the Company’s principal executive offices.

This Information Statement is provided to the holders of Common Stock of the Company only for informational purposes in connection with the stockholder actions by written consent described herein, pursuant to and in accordance with Rule 14c-2 under the Exchange Act. Please carefully read this Information Statement.

By order of the Board of Directors /s/ Israel Alfassi Israel Alfassi

Dated: November 22, 2016